UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2010
Date of Report

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-15683	88-0381646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27F (Changqing Building), 172 Zhongshan Road, Harbin City, P.R. China
 (Address of Principal Executive Offices)

150040
(Zip Code)

00-86-451-82695957
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Effective May 19, 2010, the Board of Directors (the “Board”) of China Green Material Technologies, Inc. (the “Company”) has appointed Mr. Lianun Luo and Mr. Dongxiang Wang as directors of the Company. Mr. Luo was appointed as the Chairman of the Audit Committee and Mr. Wang as appointed as the Chairman of the Compensation Committee and a member of the Audit Committee and Nominating and Corporate Governance Committees. In conjunction with such appointment, Ms. Yang Meng and Mr. Yingjie Qiao have resigned from Company’s Board as directors effective May 19, 2010.

    Pursuant to the agreement of Appointment As A Non-Executive Director dated as of May 19, 2010, Mr. Lianun Luo was appointed as an independent director of the Company and was also appointed as the Chairman of the Audit Committee. Mr. Luo will receive RMB 10,000 per month in fees and 10,000 common stocks of the Company per year from the Company for his services to the Company.

    Pursuant to the agreement of Appointment As A Non-Executive Director dated as of May 19, 2010, Mr. Dongxiang Wang was appointed as an independent director of the Company and was also appointed as the Chairman of the Compensation Committee and a member of the Audit Committee and Nominating and Corporate Governance Committees. Mr. Wang will receive USD 3,000 per month in fees and 10,000 common stocks of the Company per year from the Company for his services to the Company.

    There are no related party transactions between any of these directors and the Company reportable under Item 404(a) of Regulation S-K.

Item 8.01.  Other Event.

    On May 24, 2010, China Green Material Technologies, Inc. issued a press release announcing the appointment of certain independent board directors and the resignation of certain board directors effective May 19, 2010. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

    The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of China Green Material Technologies, Inc. and its subsidiaries and may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although China Green Material Technologies, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, China Green Material Technologies, Inc. cannot guarantee future results or events.  China Green Material Technologies, Inc. expressly disclaims a duty to update any of the forward-looking statement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated May 24, 2010

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

By:	/s/ Zhonghao Su
Name: Zhonghao Su
Title: Chief Executive Officer